Gogo: Leading Provider of In-Flight Connectivity to the Business Aviation Segment September 2021

Disclaimer This document includes financial measures and terms not calculated in accordance with accounting principles generally accepted in the United States (GAAP). The presentation of non-GAAP measures such as, but not limited, to “Adjusted EBITDA”, “Adjusted EBITDA margin”, “Conversion”, and “Free Cash Flow”, provide investors with an alternative method for assessing the Company’s operating results in a manner that enables them to more thoroughly evaluate the Company’s performance. These non-GAAP measures provide a baseline for assessing the Company’s future earnings expectations. Certain of the adjustments used to calculate each of these measures are based on preliminary assumptions and estimates that are believed to be reasonable in nature but that may prove to be incorrect. Actual results may differ materially. The calculations of non-GAAP financial measures are not necessarily comparable to similarly titled measures reported by other companies. These non-GAAP measures may be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP results. Schedules that reconcile historical non-GAAP financial measures used in this presentation to GAAP financial measures are included in the Appendix of this presentation. No reconciliation of the forecasted range for Adjusted EBITDA and Conversion for 2021, Adjusted EBITDA margin for the 2021-2025 period or Free Cash Flow for 2023 or 2025 is included in this document because we are unable to quantify certain amounts that would be required to be included in the corresponding GAAP measure without unreasonable efforts and we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. This document contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned against relying on any forward-looking statements as it is very difficult to predict the impact of known factors and it is impossible to anticipate all factors that could affect actual results. These forward-looking statements include, without limitation, statements regarding the Company’s business outlook, industry, business strategy, plans, goals and expectations concerning the Company’s market position, international expansion, future technologies, future operations, margins, profitability, future efficiencies, capital expenditures, liquidity and capital resources and other financial and operating information. When used in this document, the words “anticipate,” “assume,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this press release. Forward-looking statements reflect the Company’s current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company can give you no assurance these expectations will be realized. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: the Company’s ability to attract and retain customers and generate revenue from the provision of its connectivity services; the Company’s reliance on its key OEMs and dealers for equipment sales; the Company’s ability to compete effectively with other current or future providers of in-flight connectivity services and other products and services that the Company offers, including on the basis of price and performance; the impact of the COVID-19 pandemic and the measures implemented to combat it; the Company’s ability to evaluate or pursue strategic opportunities; the Company’s reliance on third parties for equipment and services; the Company’s ability to recruit, train and retain highly skilled employees; the achievement of the anticipated benefits of the sale of the CA business or its ability to operate as a standalone business; the impact of adverse economic conditions; the Company’s ability to develop and deploy its next generation ATG technology; a revocation of, or reduction in, its right to use licensed spectrum, the availability of other air-to-ground spectrum to a competitor or the repurposing by a competitor of other spectrum for air- to-ground use; the Company’s use of open source software and licenses; the availability of additional ATG spectrum in the United States or internationally; the effects of service interruptions or delays, technology failures and equipment failures or malfunctions arising from defects or errors in the Company’s software or defects in or damage to the Company’s equipment; the impact of assertions by third parties of infringement, misappropriation or other violations; the Company’s ability to innovate and provide products and services; the impact of government regulation of the internet; the Company’s possession and use of personal information; the extent of expenses or liabilities resulting from litigation; the Company’s ability to protect its intellectual property; the Company’s substantial indebtedness, limitations and restrictions in the agreements governing its current and future indebtedness and the Company’s ability to service its indebtedness; the Company’s ability to obtain additional financing for operations, or financing intended to refinance its existing indebtedness on acceptable terms or at all; fluctuations in the Company’s operating results; the utilization of the Company’s tax losses; and other events beyond the Company’s control that may result in unexpected adverse operating results. This presentation also includes forward-looking financial information regarding certain unrelated companies that operate in industries comparable to Gogo’s. This information has been included for illustrative purposes only and is based on analyst consensus third-party estimates available as of September 24, 2021, as gathered and calculated by FactSet. The information presented for each set of companies represents the median figure among the companies indicated in each industry group. Gogo has not independently verified, makes no representation as to the reliability or accuracy of, and disclaims any potential liability associated with such data. The projections underlying the information for each company indicated, as well as the analogous Gogo information, are subject to change, are based on numerous assumptions and may be calculated pursuant to differing methodologies. Therefore, the comparability of such information may be limited. Readers are encouraged to refer to each referenced company’s public disclosures and analyst reports. In light of these risks, uncertainties and assumptions, the forward-looking statements contained in this document may not be realized and you are cautioned against relying thereon. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Gogo: Compelling Value Creation Opportunity in Business Aviation

gogo

Pure-play Business Aviation Connectivity Provider

- ~85% of all broadband-connected business aviation aircraft in North America use Gogo
- Singular focus on business aviation post the 2020 $400m Commercial Aviation divestiture
- 30-year history of serving in the business aviation market
- Market is ~30% penetrated

Distinct Competitive Advantages

- Future-proof AVANCE platform: Unique and software-centric AVANCE platform enables customer flexibility and technology adaptability
- Proprietary ATG network: Exclusive license to the only dedicated air-to-ground ("ATG") spectrum in NAM provides higher speeds and lower latency than satellite alternatives
- Differentiated GTM Strategy: Deeply embedded relationships with OEMs and 120+ aftermarket dealers; Line-fit with all 9 OEMs

Attractive Financial Profile

- Attractive, 95% subscription-based, recurring ATG service revenue business model with profitable equipment sales
- Robust cash flow generation from recurring service revenue and low ongoing capex
  - 5G network upgrade nearing completion in 2022
- Completed refinancing in April 2021, further enhancing financial flexibility
- Track record of strong financial performance and a clear path for continued growth

© 2021 Gogo Inc. and Affiliates. All trademarks are the property of their respective owners. Proprietary & Confidential.

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Strong Track Record of Financial Performance Total revenue ($ in millions) Adj. EBITDA ($ in millions) AVANCE platform driving continued growth of installed base beyond record highs in 2020 Growth in new units and mix-shift to AVANCE product driving recurring service revenue High Adj. EBITDA margins… plus high free cash flow conversion 168 ATG units online (# of units)

Market Tailwinds Driving Flight Demand

gogo

COVID pandemic catalyzed significant new demand for private air travel from new fliers, driving accelerating levels of private flight activity…

13% growth
in Gogo-equipped aircraft flight count in Q2 FY21 vs. Q2 FY19

5,000+ daily flights
milestone reached for Gogo-equipped aircraft in Q2 FY21

20% increase
in Gogo-equipped aircraft hours flown in Q2 FY21 vs. Q2 FY19

Private aircraft users expect to fly as much or more post-pandemic[1] …

69%
of passengers expect to fly private aircraft more frequently post-COVID than they did pre-COVID

28%
of passengers expect to fly private aircraft at similar levels post-COVID as they did pre-COVID

Aging fleets and all-time low used aircraft inventory are driving new jet orders…

100
New planes ordered by NetJets by YE22 - $2.5B in acquisition investments

2.1x
Gulfstream book-to-bill[2] in Q2 21, vs. 1.34x in Q1 21 and 10-year avg of 1.25x

~2x
Textron 2Q21 book-to-bill[2], vs. 1.57x in Q1 21

+27
Jet Edge super-mid and large jets to be flying by December 2021; finalizing order for another 15-20 new super-mid and large jets

Increasing demand for private air travel creates significant opportunity for Gogo

© 2021 Gogo Inc. and Affiliates. All trademarks are the property of their respective owners. Proprietary & Confidential.

[1] Per July survey of more than 225 private flyers by the online publication Jet Card Comparisons
[2] Book-to-bill defined as ratio of orders received to units shipped & billed. Data from Gulfstream and Textron public filings.

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BA IFC Data Usage Also on the Rise Customers increasingly expect in-air connectivity standards that Gogo is uniquely positioned to provide 52% increase Total Gogo ATG network data consumption Q2 FY21 vs. Q2 FY19 Bandwidth usage per flight & flight hour (MB) +26% +35% Business travelers are reliant on technologies enabling the “new normal” work environment – video conferences, collaboration, and remote work Leisure travelers expect streaming, internet browsing, and social media access while in-flight

Underpenetrated and Growing Market Creates Opportunity…

Market overview (2020A)

- Gogo ATG
- Other Providers
- Non-Connected Aircraft


~68%
gogo

~16,000 planes without connectivity

~7,500 planes with connectivity

Forward Outlook[1]

We expect ~50% growth to 11,000+ aircraft with connectivity by 2025 driven by:

- New aircraft line-fit with Gogo's in-flight connectivity solutions
- Growing expectation of connectivity driving aftermarket installations

Today, we are the clear market leader with considerable whitespace for continued growth

© 2021 Gogo Inc. and Affiliates. All trademarks are the property of their respective owners. Proprietary & Confidential.

[1] Industry estimates.

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…Which Gogo is Uniquely Positioned to Capture

gogo

As the only ATG-based service provider in North America today, Gogo's platform addresses all major segments of the market with an unmatched connectivity & services offering suite

Market Addressability

- Only viable provider of IFC for small & medium-sized aircraft
- Universal appeal to the 65%[1] of global business aircraft registered in North America

Customer Experience

- Quality connectivity at high speeds and low latency
- Expansive feature set enabling streaming, entertainment, communication
- Minimal impact to total aircraft operating costs
- Delivering strong customer satisfaction; ranked #1 in AIN Product Support Flight Deck Avionics & Cabin Electronics category 8 of the last 10 years

Differentiated Business Model

- Proprietary ATG Network with exclusive license to the only available ATG-dedicated spectrum in NAM[2]
- Vertically integrated network operator & service provider
- Future-proof, software-enabled AVANCE platform

© 2021 Gogo Inc. and Affiliates. All trademarks are the property of their respective owners. Proprietary & Confidential.

[1] Source: JetNet IQ

[2] Gogo holds the exclusive license to 4MHz of U.S. nationwide spectrum dedicated to ATG use, as well as exclusive rights to the same spectrum in Canada

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Gogo’s network infrastructure is both a significant differentiator and the foundation for future growth Gogo Operates North America’s Only ATG Network Proprietary, Vertically-Integrated Terrestrial ATG Network Exclusive Spectrum License Owned Connectivity Solution Drives Owner Economics Proprietary Technology and Significant R&D, Backed by Robust Patent Portfolio Gogo is on track to deploy the worlds' only 5G ATG network in 2022. The upgraded network is expected to enable even faster service and enhanced capabilities.

Gogo’s AVANCE Platform Supports Future Growth Enabled and compatible across any network: 3G, 4G, 5G, and beyond (LEO) Future-Proof, Software-Centric Adaptability Optimized equipment enables high connectivity speeds across all available ATG networks Unmatched performance Common componentry across all AVANCE devices lowers Gogo unit costs and enhances quality Common Componentry Cost-effective, higher performance solution than satellite Cost-effective Software-based, over-the-air updates enable easy upgrades without expensive or time-consuming hardware changes Extensible and adaptive Expanding AVANCE penetration is a cornerstone of Gogo’s strategy to drive long-term revenue and ARPU growth Unique, platform approach allows software-driven product upgrades, multiple bearers, self diagnostics, and more

Less competitive on latency and customer experience; 5G launch will further differentiate Gogo on speed GEO is only a connectivity option on the largest airframes due to satellite hardware size, weight, and cost Large planes have GEO for international flight, but often use Gogo domestically Satellite offering requires substantially higher installation and ongoing monthly costs vs. Gogo option No competitive ATG network launched today New entrant’s potential solution is 4G LTE that will not be able to compete with Gogo 5G on speeds or multi-device streaming Expensive and time-intensive rip & replace required to enable switching for currently connected aircraft, without any upgrade pathway Lack of deep dealer relationships, line fit with OEMs and certifications creates significant hurdle to new aircraft adoption Significant Competitive Advantages Potential Domestic ATG Competitor Global satellite competitors (GEO) ATG network, future-proof AVANCE technology, and distribution/GTM strategy are major competitive advantages compared to new entrants and GEOs

Highly Attractive Long-Term Growth Opportunities Expand TAM through a global LEO satellite solution partnership AVANCE would allow Gogo to enter the global LEO market at a significantly lower cost than competitors Global Coverage via LEO Satellite Partnership Improved connectivity to “front of plane” highly desired by OEMs and operators Machine-to-machine and Internet-of-Things (IoT) capabilities AVANCE platform designed to be forward integrated for cockpit connectivity needs Gateway to Cockpit Opportunities to expand and broaden network capabilities and service offerings across the broader ~200,000 aircraft General Aviation market (e.g., recreational / personal jets) Cirrus Aircraft selected Gogo’s AVANCE L3 system to be installed as a factory option on new production G2+ Vision JetTM personal aircraft General Aviation Gogo is uniquely positioned to grow with its customers across new geographies & adjacent markets

Gogo Compares Favorably to Other Digital Infrastructure Companies

2021E-2023E revenue CAGR



~15%+
7%
5%
8%
gogo 6
Connectivity Providers 1,6
TowerCos 2,6
Data Centers 3,6

2021E adjusted EBITDA margin



Conversion4
83%
88%
74%
21%
40%
39%
64%
53%
gogo 6
Connectivity Providers 1,7
TowerCos 2,7
Data Centers 3,7

Differentiators

- Long term growth expectation of ~15%
- Underpenetrated market with attractive demand drivers
- Differentiated product platform and profitable customer acquisition
- Recurring revenue with long customer lives
- Limited capital intensity driving cash flow conversion

[1] Consists of Iridium, Cogent and Trimble
[2] Consists of Crown Castle, SBA and American Tower Corporation
[3] Consists of CoreSite, Digital Realty Trust and Equinix
[4] Defined as (adjusted EBITDA less capex) / adjusted EBITDA

[5] Gogo information reflects management's estimates, as disclosed elsewhere in this presentation and in Gogo's Form 8-K, furnished with the SEC on September 27, 2021, and is not based on analyst consensus third-party estimates, as gathered and calculated by FactSet.

[6] Information presented as "Revenue" is based on analyst consensus third-party estimates of "Revenue" available as of September 24, 2021, as gathered and calculated by FactSet. The information presented represents the median figure of consensus estimates among the companies indicated in each industry group. Gogo has not independently verified, makes no representation as to the reliability or accuracy of, and disclaims any potential liability associated with such information.
[7] Information presented as "Adjusted EBITDA Margin" and "Conversion" is based on analyst consensus third-party estimates of "Adjusted EBITDA" and "UFCF%", respectively, available as of September 24, 2021, as gathered and calculated by FactSet. The information presented represents the median figure of consensus estimates among the companies indicated in each industry group. Gogo has not independently verified, makes no representation as to the reliability or accuracy of, and disclaims any potential liability associated with such information.

© 2021 Gogo Inc. and Affiliates. All trademarks are the property of their respective owners. Proprietary & Confidential.

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Long-term Financial Targets Revenue CAGR ~15% 2020 - 2025 40-45% 2021 - 2025 ~$125M in 2023 ~$200M in 2025 Adjusted EBITDA Margin Free Cash Flow

Adj. EBITDA Reconciliation ($MM) 2017 2018 2019 2020 GAAP net loss (A) (172) (162) (146) (250) Income tax provision (2) (3) 1 - Interest income (3) (4) (4) (1) Interest expense 112 123 130 126 Depreciation & amortization 11 14 17 14 EBITDA (54) (33) (2) (111) Stock-based compensation expense 10 9 9 8 Loss from discontinued operations (B) 116 110 58 201 Loss on extinguishment of debt - 20 58 - Adjusted EBITDA 71 105 122 98 Revenue 241 290 309 270 % Margin 30% 36% 39% 36% Memo: GAAP net loss from continuing operations (A + B) (56) (52) (88) (49)

Key Definitions

- **3G / 4G / 5G** = Nomenclature for current standard of cellular networks & speed; near-term upgrade to 5G in 2022
- **Adjusted EBITDA =** Represents EBITDA adjusted for (i) stock-based compensation expense included in the results of continuing operations, (ii) the results of discontinued operations, including stock-based compensation expense, (iii) loss on extinguishment of debt and settlement of convertible notes and (iv) separation costs related to the sale of CA.
- **Adjusted EBITDA Margin =** Adj. EBITDA/Total Revenue
- **Air to Ground ("ATG")** = Gogo's proprietary delivery system to wirelessly connect planes via a fixed-fiber terrestrial network
- **ARPU** = Average revenue per user (for services)
- **BA** = Business aviation
- **Book-to-Bill** = Ratio of orders received to units shipped & billed
- **Charter** = Aviation company that allows users to rent entire aircraft vs. individual seats
- **Dealer** = Global distribution network certified by the FAA as MROs; forms aftermarket sales channel
- **Equipment Churn** = (EOP Aircraft Lost) / (Prior Period EOP Aircraft Count)
- **Equipment Revenue** = Proceeds from the sale of ATG and satellite connectivity & entertainment equipment
- **ESA** = Electronically steerable arrays (necessary pre-condition for BA market utilization of LEO networks)
- **Free Cash Flow =** Represents net cash provided by operating activities, less purchases of property and equipment and the acquisition of intangible assets.
- **Fractional** = Aviation company that sells partial interests of aircraft to individual users for predetermined amounts of usage
- **FY / FYE** = Fiscal year ending December 31
- **GA** = General aviation
- **GEO** = Geostationary orbit satellites
- **IFC / IFE** = In-flight connectivity / In-flight entertainment
- **LEO** = Low earth orbit satellites
- **Line-fit** = Installation of Gogo equipment (e.g., antenna and AVANCE system) during manufacturing process of a new aircraft
- **NAM** = North America
- **OEM** = Original equipment manufacturer
- **Service Revenue** = Monthly subscription and usage fees paid by aircraft owners & operators for ongoing services
- **Shipment** = Shipment of equipment following an executed contract, purchase order, or other agreement (FOB shipping)
- **Spectrum** = Applicable spectrum frequencies dedicated for ATG service
- **STC** = Supplemental type certificate; required for line-fit and aftermarket installations
- **Units Online ("UOL")** = Number of aircraft with Gogo offering installed and actively paying for service

© 2021 Gogo Inc. and Affiliates. All trademarks are the property of their respective owners. Proprietary & Confidential.

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